SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2007
SIRIUS SATELLITE RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 584-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 19, 2007, Sirius Satellite Radio Inc. (“Sirius”) and XM Satellite Radio Holdings Inc. (“XM”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Sirius and XM will combine their businesses through a merger of XM and a newly formed, wholly owned subsidiary of Sirius.
     A copy of the joint press release of Sirius and XM announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information Will be Filed with the SEC
     This communication is being made in respect of the proposed business combination involving Sirius and XM. In connection with the proposed transaction, Sirius plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Sirius and XM plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Sirius and XM. INVESTORS AND SECURITY HOLDERS OF SIRIUS AND XM ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Sirius and XM through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Sirius Satellite Radio Inc., 1221 Avenue of the Americas, New York, NY 10020, Attention: Investor Relations or by directing a request to XM Satellite Radio Holdings Inc., 1500 Eckington Place, NE Washington, DC 20002, Attention: Investor Relations.
     Sirius, XM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sirius’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 13, 2006, and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 21, 2006, and information regarding XM’s directors and executive officers is available in XM’s Annual Report on Form 10-K, for the year ended December 31, 2005, which was filed with the SEC on March 3, 2006 and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued jointly by Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc., dated February 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.
By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General Counsel and Secretary

Dated: February 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release issued jointly by Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc., dated February 19, 2007